CREDIT SUISSE INTERNATIONAL
One Cabot Square
London E14 4QJ
Fax: 44-20-7888-2686/Phone: 44-20-7888-8888

DATE:	August 30, 2007

TO: U.S. Bank National Association, not in its individual capacity, but solely as Trustee on behalf of the Supplemental Interest Trust, Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-WF2 (“Party B”)
c/o U.S. Bank National Association
1 Federal Street, 3rd Floor
Boston, Massachusetts 02110
Attention: Structured Finance-SASCO 2007-WF2

FROM:	Credit Suisse International (“Party A”)

RE:	Cap Transaction

Our Reference No: External ID: 53284789N / Risk ID: 447987293

Dear Sir or Madam:

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the transaction entered into between us on the Trade Date specified below (the “Transaction”).

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation constitutes a “Confirmation” as referred to in, and supplements, forms part of and is subject to, the 1992 ISDA Master Agreement dated as of August 30, 2007, as amended and supplemented from time to time (the “Agreement”) between Party A and Party B. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

Party A and Party B each represents to the other that it has entered into this Cap Transaction in reliance upon such tax, accounting, regulatory, legal and financial advice as it deems necessary and not upon any view expressed by the other.

1.	The Transaction to which this Confirmation relates is a Rate Cap Transaction, the terms of which are as follow:

General Terms
Trade Date:	August 20, 2007
Effective Date:	July 25, 2008

Termination Date:	August 25, 2012, subject to adjustment in accordance with the Following Business Day Convention
Notional Amount:	See Amortization Schedule, Schedule A
Fixed Amounts:
Fixed Rate Payer:	Party B
Fixed Rate Payer Payment Dates:	August 30, 2007
Fixed Amount:
USD 275,000; Lehman Brothers Holdings Inc. (on behalf of Party B) shall pay to Party A the Fixed Amount on or prior to August 30, 2007. The Fixed Amount payment is included in the net amount of USD 2,670,000 payable to Lehman Brothers Holdings Inc. (for the benefit of Party B) by Party A under the Rate Swap Transaction Confirmation Ref. No. 53284789N/447987288 between Party A and Party B of the same date.

Floating Amounts:
Floating Rate Payer:	Party A
Cap Strike Rate:	6.00%
Floating Rate Payer Period End Dates:	For a Calculation Period, the Period End Date set forth on Schedule A hereto
Floating Rate Payer Payment Dates:	One (1) Business Day preceding each Floating Rate Payer Period End Date.
Floating Rate Option:	USD-LIBOR-BBA
Designated Maturity:	One month
Spread:	None
Floating Rate Day Count Fraction:	Actual/360
Reset Dates:	The first day of each Calculation Period.
Compounding:	Inapplicable
Business Day Convention:
Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in (1) the city in which the Corporate Trust Office of Party B is located or (2) the States of New York, Maryland, Massachusetts, Minnesota, or Colorado are closed.

2.	Procedural Terms:
	Calculation Agent:	Party A
	Offices:	The Office of Party A for the Rate Cap Transaction is London.
Account Details:
	Payments to Party A:	The Bank of New York Fed Wire ABA: 021 000 018 CHIPS ABA: 001 Account Number: 890-0360-968
	Payments to Party B:	US BANK ABA 091000022 A/C 17310332118 Ref Account Number: 118001102 Attn: SASCO 2007- WF2

For the purpose of facilitating this Transaction, an Affiliate of Credit Suisse International, which is organized in the United States of America (the “Agent”), has acted as agent for Credit Suisse International. The Agent is not a principal with respect to this Transaction and shall have no responsibility or liability to the parties as a principal with respect to this Transaction.

Credit Suisse International is authorized and regulated by the Financial Services Authority and has entered into this transaction as principal. The time at which the above transaction was executed will be notified to Party B on request.

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing this Confirmation and returning it to us.

CREDIT SUISSE INTERNATIONAL

By: /s/ Barry Dixon
Authorized Signatory

By: /s/ Marleen Nobile
Authorized Signatory

Accepted and confirmed as of the Trade Date written above:

U.S. Bank National Association, not in its individual capacity, but solely as Trustee on behalf of the Supplemental Interest Trust, Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-WF2 (“Party B”)

By: /s/ James H. Byrnes
Name: James H. Byrnes
Title: Vice President

Our Reference No: External ID: 53284789N / Risk ID: 447987293

SCHEDULE A to the Confirmation dated as of August 30, 2007,
Re: Reference Number 53284789N/447987293
Amortization Schedule, subject to adjustment in accordance with the Following Business Day Convention

Period Date from and Including:	Period Date to and Excluding:	Notional Amount (USD):
7/25/2008	8/25/2008	14,288,000.00
8/25/2008	9/25/2008	14,914,000.00
9/25/2008	10/25/2008	16,183,000.00
10/25/2008	11/25/2008	17,461,000.00
11/25/2008	12/25/2008	18,739,000.00
12/25/2008	1/25/2009	20,026,000.00
1/25/2009	2/25/2009	21,288,000.00
2/25/2009	3/25/2009	22,546,000.00
3/25/2009	4/25/2009	23,777,000.00
4/25/2009	5/25/2009	24,991,000.00
5/25/2009	6/25/2009	26,138,000.00
6/25/2009	7/25/2009	25,040,000.00
7/25/2009	8/25/2009	24,004,000.00
8/25/2009	9/25/2009	29,663,000.00
9/25/2009	10/25/2009	31,271,000.00
10/25/2009	11/25/2009	32,424,000.00
11/25/2009	12/25/2009	32,713,000.00
12/25/2009	1/25/2010	32,566,000.00
1/25/2010	2/25/2010	32,131,000.00
2/25/2010	3/25/2010	31,510,000.00
3/25/2010	4/25/2010	30,787,000.00
4/25/2010	5/25/2010	29,988,000.00
5/25/2010	6/25/2010	29,155,000.00
6/25/2010	7/25/2010	28,414,000.00
7/25/2010	8/25/2010	27,753,000.00
8/25/2010	9/25/2010	27,170,000.00
9/25/2010	10/25/2010	26,655,000.00
10/25/2010	11/25/2010	26,200,000.00
11/25/2010	12/25/2010	25,741,000.00
12/25/2010	1/25/2011	25,288,000.00
1/25/2011	2/25/2011	24,816,000.00
2/25/2011	3/25/2011	24,362,000.00
3/25/2011	4/25/2011	23,898,000.00
4/25/2011	5/25/2011	23,438,000.00
5/25/2011	6/25/2011	22,979,000.00
6/25/2011	7/25/2011	22,510,000.00
7/25/2011	8/25/2011	22,053,000.00
8/25/2011	9/25/2011	21,596,000.00
9/25/2011	10/25/2011	21,151,000.00
10/25/2011	11/25/2011	20,693,000.00
11/25/2011	12/25/2011	20,245,000.00
12/25/2011	1/25/2012	19,805,000.00
1/25/2012	2/25/2012	19,363,000.00
2/25/2012	3/25/2012	18,929,000.00
3/25/2012	4/25/2012	18,504,000.00
4/25/2012	5/25/2012	18,073,000.00
5/25/2012	6/25/2012	17,660,000.00
6/25/2012	7/25/2012	17,241,000.00
7/25/2012	8/25/2012	16,828,000.00